SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Administrator Class Institutional Class[1]	0.80% 1.55% 0.60% 0.35%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Adjustable Rate Government Fund[2] Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Asset Allocation Fund[3] Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 January 31, 2014
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2013 October 31, 2013 October 31, 2013
California Tax-Free Fund Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Capital Growth Fund[4] Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	1.20% 1.95% 0.94% 0.70% 1.27% 0.75% 0.60%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 November 30, 2014 November 30, 2014
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Common Stock Fund[5] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 1.10% 0.90% 1.29%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
Conservative Allocation Fund[6] Administrator Class	0.85%	September 30, 2013
Disciplined U.S. Core Fund[7] Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Discovery Fund[8] Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.15% 0.90% 1.29%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Diversified Capital Builder Fund[9] Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Diversified Income Builder Fund[10] Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Diversified Small Cap Fund[11] Administrator Class	1.00%	September 30, 2012
Dow Jones Target 2010 Fund[12] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.99% 1.74% 1.74% 0.83% 0.48% 0.89% 0.47%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2015 Fund[13] Class A Administrator Class Institutional Class Investor Class Class R4	0.84% 0.84% 0.49% 0.90% 0.48%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2020 Fund[14] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.01% 1.76% 1.76% 0.85% 0.50% 0.91% 0.50%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2025 Fund[15] Class A Administrator Class Institutional Class Investor Class Class R4	0.86% 0.85% 0.50% 0.91% 0.50%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2030 Fund[16] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.02% 1.77% 1.77% 0.86% 0.51% 0.92% 0.51%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2035 Fund[17] Class A Administrator Class Institutional Class Investor Class Class R4	0.88% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2040 Fund[18] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.03% 1.78% 1.78% 0.87% 0.52% 0.93% 0.52%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2045 Fund[19] Class A Administrator Class Institutional Class Investor Class Class R4	0.88% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2050 Fund[20] Class A Class C Administrator Class Institutional Class Investor Class Class R4	0.88% 1.63% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2055 Fund[21] Class A Administrator Class Institutional Class Investor Class Class R4	0.88% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target Today Fund[22] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.96% 1.71% 1.71% 0.80% 0.45% 0.86% 0.45%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.43%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Emerging Markets Equity Fund[23] Class A Class B Class C Administrator Class Institutional Class	1.81% 2.56% 2.56% 1.60% 1.30%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Enterprise Fund[24] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.15% 0.85% 1.25%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Equity Value Fund[25] Class A Class B Class C Class R Administrator Class Institutional Class	1.24% 1.99% 1.99% 1.49% 1.00% 0.75%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Global Opportunities Fund[26] Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Government Money Market Fund Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Government Securities Fund[27] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.64% 0.48% 0.90%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Growth Fund[28] Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.96% 0.75% 1.29%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Heritage Money Market Fund[29] Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Income Fund[30] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Yield Bond Fund[31] Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Yield Municipal Bond Fund[32] Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Income Plus Fund[33] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.72% 0.58% 0.90%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
International Bond Fund[34] Class A Class B Class C Administrator Class Institutional Class Class R6	1.03% 1.78% 1.78% 0.85% 0.73% 0.65%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 February 28, 2015
International Equity Fund[35] Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 1.00% 1.49%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Intrinsic Value Fund[36] Class A Class B Class C Class R Administrator Class Institutional Class Class R4 Class R6	1.17% 1.92% 1.92% 1.41% 0.95% 0.85% 0.80% 0.65%	July 18, 2013 July 18, 2013 July 18, 2013 November 30, 2014 July 18, 2013 July 18, 2013 November 30, 2014 November 30, 2014
Intrinsic World Equity Fund[37] Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Core Fund[38] Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.21%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Growth Fund[39] Class A Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	1.07% 1.82% 1.32% 0.95% 0.75% 1.14% 0.75% 0.60%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2014 November 30, 2014
Large Company Value Fund[40] Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.17%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.48% 0.78%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	July 11, 2013 July 11, 2013 July 11, 2013
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2013 October 31, 2013 October 31, 2013
Omega Growth Fund[41] Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Opportunity Fund[42] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 2.00% 1.00% 0.75% 1.32%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
Premier Large Company Growth Fund[43] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	1.12% 1.87% 1.87% 0.95% 0.75% 1.19% 0.80% 0.65%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 November 30, 2014 November 30, 2014
Prime Investment Money Market Fund[44] Institutional Class Service Class	0.20% 0.55%	May 31, 2013 May 31, 2013
Short Duration Government Bond Fund[45] Class A Class B Class C Administrator Class Institutional Class Class R6	0.83% 1.58% 1.58% 0.60% 0.42% 0.37%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2014
Short-Term Bond Fund Class A Class C Institutional Class Investor Class[46]	0.80% 1.55% 0.48% 0.83%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class[47] Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2013 December 31, 2012
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Small Cap Opportunities Fund Administrator Class	1.20%	February 28, 2013
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 1.10% 0.90% 1.33%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Small Company Growth Fund[48] Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 0.95%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 1.00%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Small/Mid Cap Core Fund[49] Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class[50]	1.40% 2.15% 1.15% 0.95% 1.47%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Special Mid Cap Value Fund[51] Class A Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 1.14% 0.87% 1.31%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Special Small Cap Value Fund[52] Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	1.60% 2.35% 2.35% 1.40% 1.66%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
Strategic Income Fund[53] Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Strategic Municipal Bond Fund[54] Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2014
Total Return Bond Fund[55] Class A Class B Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	0.83% 1.58% 1.58% 1.08% 0.70% 0.42% 0.84% 0.52% 0.37%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2014 September 30, 2014
Traditional Small Cap Growth Fund[56] Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Income Fund[57]

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
WealthBuilderConservative Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderEquity Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderModerate Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderTactical Equity Portfolio	1.50%	September 30, 2012
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2012 October 31, 2012 October 31, 2012
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013

Most Recent Annual Approval: March 29, 2012

Schedule A amended: November 7, 2012

1. On August 15, 2012 the Board of the Trustees approved the establishment of Institutional Class shares to the Absolute Return Fund effective on or about December 3, 2012.

2. Effective January 1, 2013, the expiration/renewal date for each class of the Adjustable Rate Government Fund will be December 31, 2013.  In addition, effective January 1, 2013, the net operating expense ratio for the Institutional Class will be reduced from 0.49% to 0.46%.

3. Effective February 1, 2013, the expiration/renewal date for each class of the Asset Allocation Fund will be January 31, 2014.  At the August 2012 Board meeting, the Trustees approved the establishment of Institutional Class shares to the Asset Allocation Fund effective on or about December 3, 2012.

4. Effective December 1, 2012, the expiration/renewal date for each class of the Capital Growth Fund will be November 30, 2013 and the net operating expense ratio for the Investor Class will be reduced from 1.27% to 1.26%.  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the Board was notified of further reductions to the net operating expense ratios, as follows: Class A 1.11%; Class C 1.86%; Administrator Class 0.90%; Institutional Class 0.65%; and Investor Class 1.17%.  The expiration dates for all classes will be November 30, 2014.

5. Subject to shareholder approval of the reorganization of the Small/Mid Cap Core Fund into the Common Stock Fund in March 2013, the expiration/renewal dates for all classes will be January 31, 2015.

6. On November 7, 2012, the Board of Trustees approved the liquidation of the Conservative Allocation Fund.  The liquidation will occur by the end of May 2013.

7. Effective December 1, 2012, the expiration/renewal date for each class of the Disciplined U.S. Core Fund will be November 30, 2013.

8. Effective February 1, 2013, the expiration/renewal date for each class of the Discovery Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for the Institutional Class and Investor Class will occur as follows: Institutional Class from 0.90% to 0.89%; Investor Class from 1.29% to 1.28%.

9. Effective February 1, 2013, the expiration/renewal date for each class of the Diversified Capital Builder Fund will be January 31, 2014.

10. Effective February 1, 2013, the expiration/renewal date for each class of the Diversified Income Builder Fund will be January 31, 2014.

11. On November 7, 2012 the Board of Trustees approved the reorganization of the Diversified Small Cap Fund into the Small Company Growth Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.

12. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2010 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Class A 0.83%; Class B 1.58%; Class C 1.58%; Administrator Class 0.67%; Investor Class 0.88%; and Class R6 0.32% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

13. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2015 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.68%; Investor Class 0.89%; and Class R6 0.33% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.  In addition, on November 7, 2012 the Board of Trustees approved the issuance of Class A shares, effective in the fourth quarter 2012.

14. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2020 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.86%; Class B 1.61%; Class C 1.61%; Administrator Class 0.70%; Investor Class 0.91%; and Class R6 0.35% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

15. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2025 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.70%; Investor Class 0.91%; and Class R6 0.35% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.   In addition, on November 7, 2012 the Board approved the issuance of Class A shares, effective in the fourth quarter 2012.

16. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2030 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.87%; Class B 1.62%; Class C 1.62%; Administrator Class 0.71%; Investor Class 0.92%; and Class R6 0.36% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

17. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2035 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares, effective in the fourth quarter 2012.

18. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2040 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.88%; Class B 1.63%; Class C 1.63%; Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

19. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Date 2045 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares, effective in the fourth quarter 2012.

20. On August 15, 2012, the Board of Trustees approved the establishment of Class A, C and Class R4 shares for the Target Date 2050 Fund and the modification of the Institutional Class to Class R6 shares.  Class A, C and Class R4 shares will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

21. On August 15, 2012, the Board of Trustees the establishment of Class R4 shares for the Target Date 2055 Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares, effective in the fourth quarter 2012.

22. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares for the Target Today Fund and the modification of the Institutional Class to Class R6 shares.  The Class R4 will commence operations on or about December 3, 2012 and the modification will become effective in the second half of 2013.  Effective upon the modification, the net operating expense ratios will be:  Class A 0.81%; Class B 1.56%; Class C 1.56%; Administrator Class 0.65%; Investor Class 0.86%; and Class R6 0.30% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

23. Effective March 1, 2013, the expiration/renewal date for each class of the Emerging Markets Equity Fund will be February 28, 2014.  In addition, effective March 1, 2013 a reduction to the net operating expense ratio for Class A, B, C, Administrator and Institutional will occur as follows: Class A from 1,81% to 1.70%; Class B from 2.56% to 2.45%; Class C from 2.56% to 2.45%; Administrator Class from 1.60% to 1.50%; Institutional Class from 1.30 to 1.25%.

24. Effective February 1, 2013, the expiration/renewal date for each class of the Enterprise Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for the Administrator and Investor classes will occur as follows: Administrator Class from 1.15% to 1.10%; Investor Class from 1.25% to 1.24%.

25. On November 7, 2012 the Board of Trustees approved the reorganization of the Equity Value Fund into the Intrinsic Value Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.

26. Effective March 1, 2013, the expiration/renewal date for each class of the Global Opportunities Fund will be February 28, 2014.

27. Effective January 1, 2013, the expiration/renewal date for each class of the Government Securities Fund will be December 31, 2013.

28. Effective December 1, 2012, the net operating expense ratio for each share class of the Growth Fund will be reduced as follows: Class A from 1.22% to 1.21%; Class C from 1.97% to 1.96%; Investor Class from 1.29% to 1.27%.  The expiration date will be November 30, 2013.

29. On November 7, 2012, the Board of Trustees approved the reorganization of the Prime Investment Money Market Fund into the Heritage Money Market Fund.  In connection with the March 2013 reorganization, the expiration/renewal dates for all classes will be June 30, 2014.

30. Effective January 1, 2013, the expiration/renewal date for each class of the High Income Fund will be December 31, 2013.

31. Effective January 1, 2013, the expiration/renewal date for each class of the High Yield Bond Fund will be December 31, 2013.

32. On November 7, 2012, the Board of Trustees approved the establishment of the High Yield Municipal Bond Fund.  The Fund will commence operations in the first quarter 2013.

33. Effective January 1, 2013, the expiration/renewal date for each class of the Income Plus Fund will be December 31, 2013and the net operating expense ratio for the Investor Class will be reduced from 0.90% to 0.88%.

34. Effective March 1, 2013, the expiration/renewal date for each class of the International Bond Fund will be February 28, 2014. On August 15, 2012 the Board of Trustees approved the establishment of Class R6 shares.  The Class R6 shares will commence operations on or about December 3, 2012 and the net operating expense ratio of the Institutional Class shares will be reduced from 0.73% to 0.70% effective upon the commencement of Class R6.  All classes will have an expiration date of February 28, 2015.

35. Effective March 1, 2013, the expiration/renewal date for each class of the International Equity Fund will be February 28, 2014.

36. Effective December 1, 2012, the expiration/renewal date for each class of the Intrinsic Value Fund will be November 30, 2013.  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the notification of the following net operating expense ratios reductions will become effective upon the commencement of Class R6 with all classes having an expiration date of November 30, 2014: Class A 1.16%; Class B and C 1.91%; Institutional Class 0.70%.  In addition, on November 7, 2012 the Board approved the issuance of Class R shares in connection with the reorganization of the Equity Value Fund into the Intrinsic Value Fund.  Subject to shareholder approval of the reorganization, Class R shares will become effective in March 2013.

37. Effective March 1, 2013, the expiration/renewal date for each class of the Intrinsic World Equity Fund will be February 28, 2014.

38. Effective December 1, 2012, the expiration/renewal date for each class of the Large Cap Core Fund will be November 30, 2013 and the net operating expense ratio for the Investor Class will be reduced from 1.21% to 1.20%.

39. At the March 2012 Board meeting, Funds Management notified the Board that, effective December 1, 2012, it was committing to further reduce the capped net operating expense ratio of Large Cap Growth Fund Investor Class from 1.14%to 1.13%, which will have an expiration/renewal date of November 30, 2014.  At the August 15, 2012, the Board meeting the Trustees approved the establishment of R4 and Class R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the Board was notified of the Institutional Class net operating expense ratios reduction from 0.75% to 0.65% effective upon the commencement of Class R6.  All classes will have an expiration date of November 30, 2014.

40. Effective December 1, 2012, the expiration/renewal date for each class of the Large Company Value Fund will be November 30, 2013 and the net operating expense ratio for the Investor Class will be reduced from 1.17% to 1.16%.

41. Effective December 1, 2012, the expiration/renewal date for each class of the Omega Growth Fund will be November 30, 2013.

42. Effective February 1, 2013, the expiration/renewal date for each class of the Opportunity Fund will be January 31, 2014 and reductions to the net operating expense ratio for Classes A, B, C and Investor Class will occur as follows: Class A from 1.25% to 1.22%; Class B from 2.00% to 1.97%; Class C from 2.00% to 1.97%; Investor Class from 1.32% to 1.28%.

43. At the March 2012 the Board was notified that effective December 1, 2012, the expiration/renewal date for each class of the Premier Large Company Growth Fund will be November 30, 2013 and the net operating expense ratio for the Investor Class will be reduced from 1.19% to 1.18%.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 and R6 shares.  The Class R4 and R6 shares will commence operations on or about December 3, 2012.  In addition, the Institutional Class net operating expense ratios will be reduced from 0.75% to 0.70% effective upon the commencement of Class R6.  All classes will have an expiration date of November 30, 2014.

44. On November 7, 2012 the Board of Trustees approved the reorganization of the Prime Investment Money Market Fund into the Heritage Money Market Fund.  The reorganization will become effective in March 2013.

45. On August 15, 2012, the Board of Trustees approved the establishment of Class R6 shares for the Short Duration Government Bond Fund.  The Class R6 shares will commence operations on or about December 3, 2012.  In addition, reductions to the following net operating expense ratios will become effective upon the commencement of Class R6: Class A 0.78%; Class B 1.53%; Class C 1.53%.  All classes will have an expiration date of December 31, 2014.

46. Effective January 1, 2013, the net operating expense ratio for the Short-Term Bond Fund Investor Class will be reduced from 0.83% to 0.81% with an expiration date of December 31, 2013.

47. On August 15, 2012, the Board of Trustees approved the establishment of Institutional Class shares to the Short-Term High Yield Bond Fund effective on or about December 3, 2012.

48. On November 7, 2012, the Board of Trustees approved the reorganization of the Diversified Small Cap Fund into the Small Company Growth Fund.  In connection with the reorganization in March 2013, and subject to shareholder approval, the expiration/renewal dates for all classes will be September 30, 2014.

49. Effective February 1, 2013, the expiration/renewal date for each class of the Small/Mid Cap Core Fund will be January 31, 2014.  On November 7, 2012 the Board of Trustees approved the reorganization of the Small/Mid Cap Core Fund into the Common Stock Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.

50. Effective March 1, 2013, the net operating expense ratio for the Small/Mid Cap Value Fund Investor Class will be reduced from 1.47% to 1.46% with an expiration date of February 28, 2014.

51. Effective February 1, 2013, the expiration/renewal date for each class of the Special Mid Cap Value Fund will be January 31, 2014.

52. Effective March 1, 2013, the expiration/renewal date for each class of the Special Small Cap Value Fund will be February 28, 2014.

53. On November 7, 2012, the Board of Trustees approved the establishment of the Strategic Income Fund.  The Fund will commence operations in the first quarter 2013.

54. On August 15, 2012, the Board of Trustees approved the establishment of Institutional Class shares to the Strategic Municipal Bond Fund effective on or about December 3, 2012.

55. On August 15, 2012, the Board of Trustees approved the establishment of Class R4 and R6 shares, which will commence operations on or about December 3, 2012.  In addition, reductions to the following net operating expense ratios will become effective upon the commencement of Class R6: Class A 0.78%; Class B 1.53%; Class C 1.53%; Class R 1.03%; Investor Class 0.81%.  All classes will have an expiration date of September 30, 2014.   On November 7, 2012 the Board approved the name change to the Core Bond Fund, effective December 1, 2012.

56. Effective March 1, 2013, the expiration/renewal date for each class of the Traditional Small Cap Growth Fund will be February 28, 2014.

57. Effective January 1, 2013, the expiration/renewal date for each class of the Ultra Short-Term Income Fund will be December 31, 2013.
The foregoing schedule of capped operating expense ratios is agreed to as of November 7, 2012 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen

Executive Vice President